SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  March 16, 2004


                           INTERLEUKIN GENETICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                      000-23413                94-3123681
--------                      ---------                ----------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


135 Beaver Street, Waltham, MA  02452
-------------------------------------
(Address of principal executive offices)



Registrant's telephone number, including area code:  (781) 398-0700
                                                     --------------

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Item 5.   Other Events.
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     On March 16, 2004, Interleukin Genetics, Inc. publicly disseminated a press release announcing that it had achieved a pre-defined milestone in its Nutrigenomics Collaboration with Alticor and as a result of this achievement had received a $2,000,000 capital contribution from Alticor.

     The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto


Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

(c)       Exhibit

 99.1     Press Release dated March 16, 2004

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERLEUKIN GENETICS, INC.
                                        --------------------------
                                        (Registrant)


Date:  March 16, 2004                   /s/ Fenel M. Eloi
                                         ------------------------------------
                                         Fenel M. Eloi, Chief Operating Officer,
                                         Chief Financial Officer, Treasurer and
                                         Secretary and Treasurer